Exhibit 10.3
AMENDMENT NO. 2 TO RIGHTS AGREEMENT
     This Amendment No. 2 to Rights Agreement (this “Amendment”) is dated and effective as of September 13, 2005, by and between Horizon Offshore, Inc., a Delaware corporation (the “Company”), and Mellon Investor Services, LLC., as Rights Agent (“Mellon”).
W I T N E S S E T H:
     WHEREAS, the Company entered into that certain Rights Agreement, dated January 11, 2002 (the “Rights Agreement”), by and between the Company and Mellon, as Rights Agent;
     WHEREAS, the Company and Mellon entered into that certain Amendment No. 1 to the Rights Agreement, dated March 30, 2005; and
     WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company and the Rights Agent desire to amend the definition of Final Expiration Date in Section 1 of the Rights Agreement to ensure that the Rights expire on September 30, 2005;
     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and in the Rights Agreement, the parties hereby agree as follows:
     1. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Rights Agreement.
     2. The definition of Final Expiration Date in Section 1 of the Rights Agreement is hereby amended, such that, as amended, it shall read in its entirety as follows:
“Final Expiration Date” means the close of business on September 30, 2005.
     3. Except as amended hereby, the Rights Agreement and all exhibits thereto shall remain in full force and effect.
     4. This Amendment may be executed in multiple counterparts and each such counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute one and the same instrument.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, effective as of the date first above written.

HORIZON OFFSHORE, INC.		MELLON INVESTOR SERVICES, LLC

By:	/s/ David W. Sharp	By:	/s/ Deanna Akin

	David W. Sharp President and Chief Executive Officer		Name: Deanna Akin Title: Client Relationship Executive